Amount due to director	6 Months Ended
Jun. 30, 2026
Amount Due To Director
Amount due to director

Note 11 - Amount due to director

Amount due to director

The amount due to director pertains to shareholder loans provided by Ms. Lee to the company to fund the offering costs. The original loan amount was up to US$800,000 and was increased to up to US$1,000,000. The Company intends to repay the loan in full using proceeds from this offering, in accordance with the terms of the loan agreement. The loan is repayable upon the earlier of the listing of the Ordinary Shares on Nasdaq or March 31, 2025, and further extended to March 31, 2026. As of the date of this report, the outstanding balance has been fully repaid.

During the year ended December 31, 2025, the director provided additional advances to the Company amounting to S$730,000. These amounts are unsecured, interest-free and repayable on demand.

These related parties are controlled by the common shareholders of the Company.